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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ---------------------

                                   FORM 8-K
                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) MAY 28, 1998
                                                          ------------




                            NORTON MCNAUGHTON, INC.
            (Exact name of registrant as specified in its charter)



         DELAWARE                    0-23440           13-3747173
----------------------------     ----------------   ----------------
(State or other jurisdiction     (Commission File   (I.R.S. Employer
of incorporation or organization)    Number)       Identification No.)




              463 SEVENTH AVENUE
                NEW YORK, N.Y.                      10018
              ------------------                   -------
 (Address of principal executive offices)        (Zip Code)



      Registrant's telephone number, including area code: (212) 947-2960
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ITEM 5. OTHER EVENTS

Reference is made to the press release issued on May 28, 1998, attached hereto as Exhibit 99.

ITEM 7.  EXHIBITS

Exhibit Index
-------------

Exhibit 99  Press release dated May 28, 1998.



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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 NORTON MCNAUGHTON, INC.
                                 -----------------------
                                      (Registrant)



Date: May 29, 1998               By:/s/ Sanford Greenberg
                                    ----------------------------------------
                                    SANFORD GREENBERG
                                    Chairman of the Board and Chief Executive
                                    Officer
                                    (Principal Executive and Operating Officer)



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